John Hancock Bond Trust
John Hancock Global Conservative Absolute Return Fund (the fund)

Supplement dated December 13, 2018 to the current Summary Prospectus, as may be supplemented

The following information supplements and supersedes any information to the contrary relating to the fund contained in the Summary Prospectus.

At an in-person meeting held on December 11-13, 2018, the Trust’s Board of Trustees approved the hiring and appointment of Aberdeen Standard Investments Inc., to replace Standard Life Investments (USA) Limited, as sub-subadvisor to the fund effective on or about the close of business on January 1, 2019.

You should read this Supplement in conjunction with the Summary Prospectus and retain it for future reference.